UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WATTS WATER TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WATTS WATER TECHNOLOGIES, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET WATTS WATER TECHNOLOGIES, INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D40235-P53787 You invested in WATTS WATER TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 12, 2021 9:00 AM, EDT Smartphone users Point your camera here and vote without entering a control number Watts Water Technologies, Inc. 815 Chestnut Street North Andover, MA 01845 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D40236-P53787 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Christopher L. Conway06) W. Craig Kissel 02) Michael J. Dubose07) Joseph T. Noonan 03) David A. Dunbar08) Robert J. Pagano, Jr. 04) Louise K. Goeser09) Merilee Raines 05) Jes Munk Hansen10) Joseph W. Reitmeier For 2. Advisory vote to approve named executive officer compensation. For 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: The proxies, in their discretion, are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

WATTS WATER TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 12, 2021  9:00 a.m. EDT

CLASS B COMMON STOCK PROXY

This proxy is solicited by the Board of Directors

The stockholders hereby appoint Robert J. Pagano, Jr., Shashank Patel and Kenneth R Lepage, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class B Common Stock of WATTS WATER TECHNOLOGIES, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 09:00 a.m. EDT on May 12, 2021, at Watts Water Technologies, Inc. 815 Chestnut Street North Andover, MA 01845, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR the following:

1. Election of directors:	01 Christopher L. Conway 02 Michael J. Dubose	05 Jes Munk Hansen 06 W. Craig Kissel	08 Robert J. Pagano, Jr. 09 Merilee Raines	☐ Vote FOR all nominees	☐ Vote WITHHELD from all nominees
	03 David A. Dunba	07 Joseph T. Noonan	10 Joseph W. Reitmeie	(except as marked below)
04 Louise K. Goeser

(To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors recommends you vote FOR the proposals 2 and 3:

2.	Advisory vote to approve named executive officer compensation.	☐ For	☐ Against	☐ Abstain

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
		☐ For	☐ Against	☐ Abstain

The proxies, in their discretion, are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Date:

Signature(s)

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.